October 16, 2013

ADVANTAGE FUNDS, INC.

-Dreyfus Opportunistic Small Cap Fund

Supplement to Summary and Statutory Prospectuses

dated January 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information will supersede and replace the second sentence of the first paragraph in the “Principal Investment Strategy” in the summary prospectus and “Fund Summary – Principal Investment Strategy” in the prospectus and the third and fourth sentences of the first paragraph and the last sentence of the third paragraph in “Fund Details – Goal and Approach” in the prospectus:

The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index, the fund’s benchmark index.  As of September 30, 2013, the market capitalization of the largest company in the index was approximately $4.79 billion, and the weighted average and median market capitalizations of the index were approximately $1.63 billion and $651 million, respectively.  These capitalization measures vary with market changes and reconstitutions of the index.